UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRULIEVE CANNABIS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRULIEVE CANNABIS CORP. ATTN: CORPORATE SECRETARY 6749 BEN BOSTIC ROAD QUINCY, FL 32351 D81524-P69798 Your Vote Counts! TRULIEVE CANNABIS CORP. 2022 Annual General Meeting Vote by June 7, 2022 11:59 PM ET You invested in TRULIEVE CANNABIS CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2022. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2022 10:00 A.M. EDT Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/TCNNF2022 and have the information printed in the box marked by the arrow. *Please check the meeting materials for any special requirements for meeting attendance. V1.1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors	
Nominees:	
1a. Kim Rivers	For
1b. Giannella Alvarez	For
1c. Thad Beshears	For
1d. Peter Healy	For
1e. Richard May	For
1f. Thomas Millner	For
1g. Jane Morreau	For
1h. Susan Thronson	For
2. The appointment of Marcum LLP as auditors for the Company for the ensuing year and the authorization of the board of directors of the Company to fix the auditors' remuneration and terms of engagement	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D81525-P69798